Investments (Tables)	12 Months Ended
Dec. 31, 2015
Investments [Abstract]
Schedule of investments
	December 31,
	2014	2015
	RMB	RMB

Cost investments (i)	153,024	516,446
Equity investments	33,630	44,994
Available-for-sale debt security (ii)	-	6,117

Total	186,654	567,557

(i)
In 2015, the Group entered into agreements to acquire minority stake of 16 entities with total consideration of RMB351,800. The investments were not investment in common stock or in-substance common stock and therefore were precluded from applying the equity method of accounting. They have been accounted for as investments under cost method, since all of these equity securities do not have a readily determinable fair value.

(ii)
In September 2015, the Group entered into share purchase agreements to acquire 4.25% equity stake of a company with a total consideration of RMB6,117. The Group recorded this investment as an available-for-sale debt security since the preferred shares purchased by the Group are redeemable at the option of the Group. Subsequent to initial recognition, the available-for-sale debt security is measured at fair value at every period end. There was no significant change in fair value of the investment from the investment date to December 31, 2015.

(iii)	The Group monitors its investments for other-than-temporary impairment by considering factors including, but not limited to, current economic and market conditions, the operating performance of the companies including current earnings trends and other company-specific information. In 2015, based on the Group's assessment, an impairment charge of RMB6,000 was recorded in relation to the carrying value of one of its investments under cost method due to the significant deterioration in the earnings performance and business prospects of the investee.